UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 3/1/2011

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51262

MD	20-0068852
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6200 The Corners Parkway

Norcross, GA 30092-3365

(Address of principal executive offices, including zip code)

770-449-7800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 1, 2011, the board of directors declared distributions for the first quarter of 2011 in the amount of $0.125 (12.5 cents) per share on the outstanding shares of common stock payable to stockholders of record of such shares as shown on the books of the Company at the close of business on March 15, 2011. Such distributions are to be paid on a date in March 2011 as determined by the President of the Company. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit no.	Description of Exhibit

99.1	Letter to Wells Real Estate Investment Trust II, Inc.’s Stockholders dated March 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Real Estate Investment Trust II, Inc.

Date: March 1, 2011	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Letter to Wells Real Estate Investment Trust II, Inc.’s Stockholders dated March 2, 2011

4